UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2014

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 434-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 6, 2014, PPG Industries, Inc. (the “Company”) announced that it has commenced a public offering of senior notes. The Company’s press release announcing the commencement of this public offering is set forth in its entirety and filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company also announced on November 6, 2014 that it has commenced cash tender offers to purchase any and all of its outstanding 9% Debentures due 2021 and 7.70% Notes due 2038. The Company’s press release announcing the commencement of these cash tender offers is set forth in its entirety and filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated November 6, 2014, relating to a public offering of senior notes.

99.2	Press release dated November 6, 2014, relating to cash tender offers for debt securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2014	PPG INDUSTRIES, INC.
(Registrant)

	By:	/s/ Frank S. Sklarsky
Frank S. Sklarsky
Executive Vice President and
Chief Financial Officer